ALPHA ARCHITECT SUMMARY PROSPECTUS October 23, 2014

ValueShares U.S. Quantitative Value ETF (QVAL) BATS Exchange, Inc.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information, online at www.valueshares.com/qval. You can also get this information at no cost by calling 215-882-9983 or by sending an e-mail request to ir@alphaarchitect.com. The current Prospectus and Statement of Additional Information dated October 20, 2014 are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. The investment advisory agreement (the “Advisory Agreement”) between the Alpha Architect ETF Trust (the "Trust") and Empowered Funds, LLC (the “Adviser”) provides that the Adviser bears all of its own costs associated with providing advisory services and all expenses of the Fund, except for the fee payment under the Advisory Agreement, payments under the Fund’s Rule 12b-1 Distribution and Service Plan (the “Plan”), brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs), litigation expense and other non-routine or extraordinary expenses. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fee:	0.79%
Distribution and/or Service (12b-1) Fees: (1)	0.00%
Other Expenses:*	0.00%
Total Annual Fund Operating Expenses:*	0.79%

*  Based on estimated amounts for the current fiscal year.

Pursuant to the Plan, the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees of the Trust (the “Board”) has determined that no such payments will be made through at least October 20, 2015.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of  5%  a  year  and  that  operating  expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$81	$252

PORTFOLIO TURNOVER

The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares  are  held  in  a  taxable  account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations, it does not have a portfolio turnover rate to provide.

PRINCIPAL INVESTMENT STRATEGIES

Under  normal  circumstances,  the  Fund  seeks to achieve its investment objective by investing primarily in U.S. equity securities that the Adviser believes, based on quantitative analysis, are undervalued at the time of purchase and have the potential for capital appreciation. A security is undervalued when it trades at a price below the price at which the Adviser believes it would trade if the market reflected all factors relating to the issuer’s worth. In choosing investments that are undervalued, the Adviser focuses on companies that it believes show indications of quality and financial strength but have security prices that are low relative to current operating earnings and/or are currently viewed unfavorably by equity research analysts.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of U.S. companies. The Fund will invest primarily in the exchange-listed common stock of U.S. companies. The Fund may invest in securities of companies in any industry and of any market capitalization. Although the Fund generally expects to invest in companies with larger market capitalizations, the Fund may invest in small- and mid-capitalization companies.

The Fund is an actively managed ETF and thus does not seek to replicate the performance of a specific index. Rather, the Adviser has discretion on a daily basis to actively manage the Fund’s portfolio in accordance with the Fund’s investment objective.

The Adviser utilizes a quantitative model to identify which securities the Fund might purchase and sell as well as opportune times for purchases and sales. While the Fund will invest in approximately
50 U.S. equity securities as determined by its quantitative value factors, the quantity of holdings in the Fund will be based on a number of factors, including the asset size of the Fund and the number of companies that satisfy the Adviser’s quantitative measurements at any one time. The Fund’s portfolio will be rebalanced to the Adviser’s internal target allocations, developed pursuant to the Adviser’s strategy described above, at least semi-annually.

The Fund is a non-diversified fund and therefore may invest a greater portion of its  assets in the securities of one or more issuers than a diversified fund.

PRINCIPAL RISKS

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will produce the intended results and no guarantee that the Fund will achieve its investment objective. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Value Style Investing Risk. A value stock may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value and bid up the price, the markets favor faster-growing companies or the factors that the Adviser believes will increase the price of the security do not occur. Cyclical stocks in which the Fund may invest tend to lose value more quickly in periods of anticipated economic downturns than non-cyclical stocks. Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.

Quantitative Security  Selection  Risk.  Data for some companies may be less available and/ or  less  current  than  data  for  companies  in other markets. The Adviser uses a quantitative model to generate investment decisions and its processes and stock selection could be adversely affected if  it  relies on  erroneous or  outdated data. In addition, securities selected using the quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on BATS Exchange, Inc. (“Exchange”). The trading price of Shares may deviate significantly from NAV during periods of market volatility.

Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted.

Non-Diversification Risk.  Because  the  Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss.

Portfolio Turnover Risk. The Fund’s investment strategy may from time to time result in higher turnover rates. This may increase the Fund’s brokerage commission costs, which could negatively  impact  the  performance  of  the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.

PERFORMANCE

The  Fund  has  not  commenced  operations  as of the date of this Prospectus. Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Once the Fund has commenced operations, you can obtain updated performance information at www.valueshares.com.

INVESTMENT ADVISER

Empowered Funds, LLC, d/b/a Alpha Architect (the “Adviser”), serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

Messrs. Wesley R. Gray, Patrick Cleary, David Foulke, Carl Kanner, John Vogel, Tao Wang and Yang Xu are the portfolio managers for the Fund and have managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 50,000 Shares, called “Creation Units.” Creation Units are issued and redeemed in-kind for securities and/or for cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV.

TAX INFORMATION

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL  INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.